SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       COMMUNITY HEALTH SYSTEMS, INC.
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           (Exact name of registrant as specified in its charter)


              Delaware                                   13-3893191
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


     155 Franklin Road, Suite 400
         Brentwood, Tennessee                              37027
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(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                     Name of each exchange on
          to be so registered              which each class is to be registered
          -------------------              ------------------------------------

Common Stock, $.01 par value per share            New York Stock Exchange

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If this form relates to the registration of a class of securities pursuant
to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form relates: 333-31790
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Securities to be registered pursuant to Section 12(g) of the Act:

                                            None
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                                       (Title of class)

Item 1.   Description of the Registrant's Securities to Be Registered.
          -----------------------------------------------------------

          This registration statement relates to the common stock, $.01 par value per share, of Community Health Systems, Inc. Reference is made to the information set forth under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 filed by Community Health Systems, Inc. with the Securities and Exchange Commission, as amended (Registration No. 333-31790) which information is incorporated herein by reference.

Item 2.           Exhibits.
                  --------

1. Registration Statement on Form S-1, filed by Community Health Systems, Inc. with the Securities and Exchange Commission on March 6, 2000 (Registration No. 333-31790), as amended by Amendment No. 3 thereto, filed with the Securities and Exchange Commission on May 17, 2000 (as so amended, the "Form S-1 Registration Statement") (incorporated by reference to the Form S-1 Registration Statement).

2. Form of Restated Certificate of Incorporation of Community Health Systems, Inc. (incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement).

3.   Form of Restated By-Laws of Community Health Systems, Inc.
     (incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

4.   Form of Common Stock Certificate (incorporated herein by reference to
     Exhibit 4.1 to the Form S-1 Registration Statement).

                                 SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  June 5, 2000

                                    Community Health Systems, Inc.


                                    By:  /s/ W. Larry Cash
                                        ------------------------------------
                                        Name:  W. Larry Cash
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                               EXHIBIT INDEX
                               -------------

Exhibit                          Description                          Page
------------ ---------------------------------------------------- ------------

1. Registration Statement on Form S-1, filed by Community Health Systems, Inc. with the Securities and Exchange Commission on March 6, 2000 (Registration No. 333-31790), as amended by Amendment No. 3 thereto, filed with the Securities and Exchange Commission on May 17, 2000 (as so amended, the "Form S-1 Registration Statement") (incorporated by reference to the Form S-1 Registration Statement).

2.   Form of Restated Certificate of Incorporation of
     Community Health Systems, Inc. (incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration
     Statement).

3.   Form of Restated By-Laws of Community Health Systems,
     Inc. (incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

4. Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Form S-1
     Registration Statement).